                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 2, 1998
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                Date of Report (Date of earliest event reported)


                              COINMACH CORPORATION
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            (Exact name of Registrant as specified in its character)

               DELAWARE             0-7694       53-0188589

                (State or other    (Commission   (IRS Employer
                jurisdiction of    File Number)  Identification
                incorporation)                   number)



                    55 LUMBER ROAD, ROSLYN, NEW YORK  11576
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                    (Address of Principal Executive Offices)


                                 (516) 484-2300
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              (Registrant's telephone number, including area code)



                                         Exhibit Index is located on Page 5
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Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

     On March 2, 1998, pursuant to the terms and conditions of a Purchase Agreement, dated as of January 20, 1998, as amended by Amendment No. 1 thereto (as amended, the "Agreement"), Coinmach Corporation (the "Company"), a wholly-owned subsidiary of Coinmach Laundry Corporation ("CLC"), completed the acquisition of (i) 100% of the outstanding partnership interests of Macke Laundry Service Limited Partnership ("MLSLP"), a Delaware limited partnership, held by Macke Laundry Service Midwest Limited Partnership, MAS Laundry, Inc., JPS Laundry, Inc. and Macke Laundry Service, Inc. and (ii) substantially all of the assets of Coin Controlled Washers, Inc., Macke Laundry Service-Central Limited Partnership, Macke Laundry Services-Texas, Inc., Superior Coin, Inc., Superior Coin II, Inc. and Advance/Macke Domestic Machines, Inc. (collectively, the "Macke Entities") for an aggregate purchase price of approximately $213 million (the "Macke Acquisition"). The Macke Entities, operating approximately 236,000 washers and dryers, provide outsourced laundry equipment services to multi-family properties throughout the United States.

     Immediately following the Macke Acquisition, MLSLP was dissolved, the partnership interests were liquidated and all of MLSLP's assets were distributed to the Company.

     Concurrently with the Macke Acquisition, the Company also entered into an amended and restated senior financing agreement with its existing lenders, including, Bankers Trust Company, as Administration Agent, and First Union National Bank of North Carolina, as Syndication Agent, providing for approximately $200 million of additional financing used to fund the Macke Acquisition.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Financial statements and pro forma financial information for the Macke
Entities required to be filed in this initial report on Form 8-K or an amendment hereto will be filed by the Company in an amendment to this report on or prior to May 15, 1998.

       c. Exhibits.
       -- --------

          The following exhibits are filed as part of this report.

          10.59     Purchase Agreement, dated as of January 20, 1998, by and
                    among the Company, Matthew A. Spagat, Jerome P. Seiden,
                    Macke Laundry Service Midwest Limited Partnership, JPS
                    Laundry, Inc., Macke Laundry Service, Inc., Coin Controlled
                    Washers, Inc., Macke Laundry Service-Central Limited
                    Partnership, Macke Services-Texas, Inc., Superior Coin,
                    Inc., Superior Coin II, Inc., and Advance/Macke Domestic
                    Machines, Inc.
                                                                   Page 2 of 324
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          10.60    Amendment No. 1, dated as of March 2, 1998, to Purchase
                    Agreement, dated as of January 20, 1998, by and among the Company, Matthew A. Spagat, Jerome P. Seiden, Macke Laundry
                    Service Midwest Limited Partnership, JPS Laundry, Inc.,
                    Macke Laundry Service, Inc., Coin Controlled Washers, Inc.,
                    Macke Laundry Service-Central Limited Partnership, Macke
                    Services-Texas, Inc., Superior Coin, Inc., Superior Coin II,
                    Inc., and Advance/Macke Domestic Machines, Inc.

          10.61 Second Amended and Restated Credit Agreement, dated as of March 2, 1998, among the Company, CLC, First Union National Bank of North Carolina, as Syndication Agent, Bankers Trust Company, as Administrative Agent, and the Banks party thereto

          10.62 First Amendment to the Second Amended and Restated Credit Agreement, dated as of March 2, 1998, among the Company, CLC, First Union National Bank of North Carolina, as Syndication Agent, Bankers Trust Company, as Administrative Agent, and the Banks party thereto

          99.1      Press release, dated March 2, 1998


Item 8.  Change in Fiscal Year.
------------------------------

     On March 6, 1998, the Company changed its fiscal year end from the 52 or 53 week period ending on the last Friday of March to the twelve consecutive months ending March 31. In conjunction therewith, the Company also made a conforming change to the end of its fiscal quarters, so that the fiscal quarters of the Company end on the last calendar day of each such period. The report covering the transition period will be filed on an annual report on Form 10-K of the Company for the year ended March 31, 1998.


                           *     *     *     *     *
                                                                   Page 3 of 324
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 16, 1998

                                 COINMACH CORPORATION


                                 /s/ ROBERT M. DOYLE
                                 By:  _________________
                                 Robert M. Doyle
                                 Senior Vice President

                                                                   Page 4 of 324
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                                 EXHIBIT INDEX
                                                                          PAGE
EXHIBIT NUMBER                        DOCUMENT                           NUMBER
--------------                   ---------------                        -------

10.59           Purchase Agreement, dated as of January 20,                 6
                1998, by and among the Company, Matthew A.
                Spagat, Jerome P. Seiden, Macke Laundry
                Service Midwest Limited Partnership, JPS
                Laundry, Inc., Macke Laundry Service, Inc.,
                Coin Controlled Washers, Inc., Macke Laundry
                Service-Central Limited Partnership, Macke
                Services-Texas, Inc., Superior Coin, Inc.,
                Superior Coin II, Inc., and Advance/Macke
                Domestic Machines, Inc.
10.60           Amendment No. 1, dated as of March 2, 1998, to            114
                Purchase Agreement, dated as of January 20,
                1998, by and among the Company, Matthew A.
                Spagat, Jerome P. Seiden, Macke Laundry
                Service Midwest Limited Partnership, JPS
                Laundry, Inc., Macke Laundry Service, Inc.,
                Coin Controlled Washers, Inc., Macke Laundry
                Service-Central Limited Partnership, Macke
                Services-Texas, Inc., Superior Coin, Inc.,
                Superior Coin II, Inc., and Advance/Macke
                Domestic Machines, Inc.
10.61           Second Amended and Restated Credit Agreement,             122
                dated as of March 2, 1998, among the Company,
                CLC, First Union National Bank of North
                Carolina, as Syndication Agent, Bankers Trust
                Company, as Administrative Agent, and the
                Banks party thereto
10.62           First Amendment to the Second Amended and                 291
                Restated Credit Agreement, dated as of March 2,
                1998, among the Company, CLC, First Union
                National Bank of North Carolina, as Syndication
                Agent, Bankers Trust Company, as
                Administrative Agent, and the Banks party thereto
99.1            Press release, dated March 2, 1998                        324


                                                                   Page 5 of 324